                                                                    EXHIBIT 99.3

                          UNAUDITED PRO FORMA COMBINED
                         CONDENSED FINANCIAL STATEMENTS

         The following unaudited pro forma combined condensed financial statements are based upon the consolidated financial statements of Berkshire Hathaway Inc. ("Registrant") and GEICO Corporation ("GEICO"), combined and adjusted to give effect to the merger on January 2, 1996 ("Merger Date"), of an indirect wholly-owned subsidiary of Registrant with and into GEICO. The merger was consummated pursuant to an Agreement and Plan of Merger dated August 25, 1995 (the "Agreement"). Pursuant to the Agreement each issued and outstanding common share of GEICO, except shares held by Registrant's subsidiaries and GEICO, was converted into the right to receive $70.00 per share or an aggregate amount of $2.33 billion ("Merger Consideration"). The amount of the Merger Consideration was determined based upon the 33,284,733 common shares held by the public on the Merger Date. As of the Merger Date, subsidiaries of Registrant owned 34,250,000 common shares of GEICO, acquired in 1980 and earlier years for an aggregate cost of $45.7 million.

         The following unaudited pro forma combined condensed balance sheet at September 30, 1995 gives effect to the merger as if it had occurred on such date. The following unaudited pro forma combined condensed statements of income for the nine months ended September 30, 1995 and for the year ended December 31, 1994 give effect to the merger as if it had occurred as of the beginning of each period presented. The unaudited pro forma balance sheet and statements of earnings are not necessarily indicative of the financial position or results of operations of Registrant had the acquisition been consummated on the dates indicated.

         The merger will be accounted for by the purchase method and, therefore, assets and liabilities of GEICO will be recorded in Registrant's consolidated financial statements at their fair values. The excess of the purchase cost over the fair value of net assets acquired at the Merger Date will be recorded as goodwill. Registrant has not completed its study of fair values of assets and liabilities of GEICO, so the final allocations may be different than as shown in the pro forma financial statements.

         The accompanying unaudited pro forma combined condensed financial statements include adjustments which result in consolidation of previously owned investments in GEICO on a "step-by-step" basis, in accordance with the provisions of Accounting Research Bulletin 51 "Consolidated Financial Statements," ("ARB 51"). Accordingly, as of the Merger Date, Registrant will change its method of accounting with respect to its previously owned investment of 34,250,000 shares of GEICO common stock. Prior to the Merger Date the investment was classified as an available-for-sale security and carried at fair value in accordance with the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("FAS 115"). As disclosed in the following pro forma combined condensed balance sheet, the change in accounting results in a decrease in shareholders' equity of $499 million.

         On October 16, 1995, the Financial Accounting Standards Board issued a proposed statement of financial accounting standards entitled "Consolidated Financial Statements: Policy and Procedures" ("Exposure Draft") which would change certain financial statement consolidation procedures. The Exposure Draft, if adopted by the FASB, would supersede ARB 51 and, among its provisions, require recognition in earnings of unrealized gains or losses of such earlier GEICO investments previously carried at fair value and classified as available-for-sale securities. Registrant believes that adoption of the provisions of the Exposure Draft, would increase pro forma consolidated shareholders' equity and goodwill related to this acquisition by at least $500 million from amounts recorded under the provisions of ARB 51.

                                                                    EXHIBIT 99.3



                            BERKSHIRE HATHAWAY INC.
                                    FORM 8-K

                   Pro Forma Combined Condensed Balance Sheet
                            Historical and Pro Forma
                                  (Unaudited)
                            As of September 30, 1995



                                                                                (Dollars in millions)

                                                                       Historical
                                                               --------------------------      Pro Forma
                                                                Berkshire         GEICO       Adjustments      Pro Forma
                                                               -----------      ---------     -----------      ---------
                   ASSETS

Cash and cash equivalents   . . . . . . . . . . . . . . . .      $ 1,879           $  211     $(1,800)(a)       $   290
Investments:
  Securities with fixed maturities  . . . . . . . . . . . .          883            3,742                         4,625
  Marketable equity securities  . . . . . . . . . . . . . .       20,829              915      (2,338)(b)        19,406
  Salomon Inc   . . . . . . . . . . . . . . . . . . . . . .        1,034                                          1,034
Receivables   . . . . . . . . . . . . . . . . . . . . . . .          785              483                         1,268
Goodwill  . . . . . . . . . . . . . . . . . . . . . . . . .          688                        1,664 (c)         2,352
Other assets  . . . . . . . . . . . . . . . . . . . . . . .        2,285              243                         2,528
                                                                 -------           ------     -------           -------
                                                                 $28,383           $5,594     $(2,474)          $31,503
                                                                 =======           ======     =======           =======

     LIABILITIES AND SHAREHOLDERS' EQUITY

Property and casualty insurance
      policyholder liabilities  . . . . . . . . . . . . . .      $ 4,773           $2,990                       $ 7,763
Accounts payable, accruals and
      other liabilities . . . . . . . . . . . . . . . . . .        1,267              412     $    30 (d)         1,709
Income taxes, principally deferred  . . . . . . . . . . . .        5,113               20        (731)(g)         4,402
Borrowings under investment
      agreements and other debt . . . . . . . . . . . . . .          806              433         530 (a)         1,704
                                                                                                  (65)(d)
                                                                 -------           ------     -------           -------
                                                                  11,959            3,855        (236)           15,578
                                                                 -------           ------     -------           -------

Minority shareholders' interests  . . . . . . . . . . . . .          245                                            245
                                                                 -------           ------     -------           -------

Total shareholders' equity  . . . . . . . . . . . . . . . .       16,179            1,739      (1,739)(e)        15,680
                                                                                                 (499)(f)
                                                                 -------           ------     -------           -------

                                                                 $28,383           $5,594     $(2,474)          $31,503
                                                                 =======           ======     =======           =======





  See accompanying notes to unaudited pro forma combined condensed financial statements.

                                                                    EXHIBIT 99.3




                            BERKSHIRE HATHAWAY INC.
                                    FORM 8-K

               Pro Forma Combined Condensed Statement of Earnings
                            Historical and Pro Forma
                                  (Unaudited)
                  For the nine months ended September 30, 1995



                                                                    (Dollars in millions, except per share amounts)

                                                                     Historical
                                                              ----------------------------      Pro Forma
                                                                Berkshire        GEICO         Adjustments     Pro Forma
                                                              -----------    -------------     -----------     ---------
REVENUES:
  Sales and service revenues  . . . . . . . . . . . . . . .     $ 1,871                                          $1,871
  Insurance premiums earned   . . . . . . . . . . . . . . .         580         $ 2,058                           2,638
  Interest and dividend income  . . . . . . . . . . . . . .         337             179         $(105)(h)           378
                                                                                                  (28)(i)
                                                                                                   (5)(j)
  Income from investment in Salomon Inc   . . . . . . . . .          61                                              61
  Income from finance businesses  . . . . . . . . . . . . .          22                                              22
  Realized investment gain  . . . . . . . . . . . . . . . .         141               4                             145
                                                                -------         -------         -----           -------
                                                                  3,012           2,241          (138)            5,115
                                                                -------         -------         -----            ------
COST AND EXPENSES:
  Cost of products and services sold  . . . . . . . . . . .       1,190                                           1,190
  Insurance losses and loss adjustment expenses   . . . . .         469           1,668                           2,137
  Insurance underwriting expenses   . . . . . . . . . . . .         158             325                             483
  Selling, general and administrative expenses  . . . . . .         517                            33 (k)           550
  Interest expense  . . . . . . . . . . . . . . . . . . . .          40              26                              66
                                                                -------         -------         -----            ------

                                                                  2,374           2,019            33             4,426
                                                                -------         -------         -----            ------

EARNINGS BEFORE INCOME TAXES AND MINORITY INTEREST  . . . .         638             222          (171)              689
  Income taxes  . . . . . . . . . . . . . . . . . . . . . .         156              43           (41)(l)           158
  Minority interest   . . . . . . . . . . . . . . . . . . .          10                                              10
                                                                -------          ------         -----            ------
NET EARNINGS  . . . . . . . . . . . . . . . . . . . . . . .     $   472          $  179         $(130)           $  521
                                                                =======          ======         =====            ======


  Average shares outstanding  . . . . . . . . . . . . . . .   1,184,942                                       1,184,942
                                                              =========                                       =========

NET EARNINGS PER SHARE  . . . . . . . . . . . . . . . . . .        $399                                            $440
                                                                   ====                                            ====





 See accompanying notes to unaudited pro forma condensed financial statements.

                                                                    EXHIBIT 99.3




                            BERKSHIRE HATHAWAY INC.
                                    FORM 8-K

               Pro Forma Combined Condensed Statement of Earnings
                            Historical and Pro Forma
                                  (Unaudited)
                      For the year ended December 31, 1994



                                                                    (Dollars in millions, except per share amounts)

                                                                     Historical
                                                              --------------------------        Pro Forma
                                                               Berkshire         GEICO         Adjustments     Pro Forma
                                                              -----------      ---------       -----------     ---------
REVENUES:
  Sales and service revenues  . . . . . . . . . . . . . . .      $2,352                                          $2,352
  Insurance premiums earned   . . . . . . . . . . . . . . .         923          $2,476                           3,399
  Interest and dividend income  . . . . . . . . . . . . . .         426             222         $(140)(h)           467
                                                                                                  (34)(i)
                                                                                                   (7)(j)
  Income from investment in Salomon Inc   . . . . . . . . .          30                                              30
  Income from finance businesses  . . . . . . . . . . . . .          25                                              25
  Realized investment gain  . . . . . . . . . . . . . . . .          91              13                             104
                                                                  -----          ------         -----            ------
                                                                  3,847           2,711          (181)            6,377
                                                                 ------          ------         -----            ------
COST AND EXPENSES:
  Cost of products and services sold  . . . . . . . . . . .       1,450                                           1,450
  Insurance losses and loss adjustment expenses   . . . . .         565           2,005                           2,570
  Insurance underwriting expenses   . . . . . . . . . . . .         228             427                             655
  Selling, general and administrative expenses  . . . . . .         613                            43 (k)           656
  Interest expense  . . . . . . . . . . . . . . . . . . . .          60              28                              88
  Other than temporary decline in value of
      investment in USAir Group, Inc. Preferred Stock . . .         269                                             269
                                                                 ------          ------         -----            ------

                                                                  3,185           2,460            43             5,688
                                                                 ------          ------         -----            ------

EARNINGS BEFORE INCOME TAXES AND MINORITY INTEREST  . . . .         662             251          (224)              689
  Income taxes  . . . . . . . . . . . . . . . . . . . . . .         158              42           (53)(l)           147
  Minority interest   . . . . . . . . . . . . . . . . . . .           9                                               9
                                                                 ------          ------         -----            ------
NET EARNINGS  . . . . . . . . . . . . . . . . . . . . . . .      $  495          $  209         $(171)           $  533
                                                                 ======          ======         =====            ======


  Average shares outstanding  . . . . . . . . . . . . . . .   1,177,750                                       1,177,750
                                                              =========                                       =========

NET EARNINGS PER SHARE  . . . . . . . . . . . . . . . . . .        $420                                            $453
                                                                   ====                                            ====





  See accompanying notes to unaudited pro forma combined condensed financial statements.

                                                                    EXHIBIT 99.3




                            BERKSHIRE HATHAWAY INC.
                                    FORM 8-K

                         Notes To Unaudited  Pro Forma
                    Combined Condensed Financial Statements
                             (Dollars in millions)



      Pro forma adjustments giving effect to the Merger in the unaudited pro forma combined condensed balance sheet reflect the following:

(a) Assumes liquidation of certain cash balances and incurrence of additional borrowings to fund the payment of the Merger Consideration.

(b) Elimination of the Registrant's investment in common stock of GEICO which was previously carried at fair value in accordance with FAS 115.

(c) Excess of Merger Consideration and the cost of previously owned common stock accounted for on a step-by- step basis over the fair value of GEICO's net assets.

(d) Elimination of certain GEICO borrowings resulting from the termination of GEICO's Employee Stock Ownership Plan and recognition of liabilities for merger related costs.

(e)   Elimination of GEICO's shareholders' equity.

(f) Reduction of shareholders' equity for the net unrealized gain related to the investment in GEICO common stock previously carried at fair value in accordance with FAS 115 ($1,489) partially offset by an increase in shareholders' equity for the Registrant's share of undistributed earnings and net unrealized investment gain of GEICO pursuant to the step-by-step acquisition accounting method ($990).

(g) Adjustment of income tax liability related to adjustments (b), (d) and (f) above.



      Pro forma adjustments giving effect to the merger in the unaudited pro forma combined condensed statements of income reflect the following:

(h) Reduction in interest income to recognize estimated cost of funds used for the Merger Consideration.

(i) Reduction in dividend income to reflect elimination of dividends earned from previously owned investments in GEICO common stock.

(j) Reduction in interest income due to purchase accounting adjustments related to GEICO's investments in securities with fixed maturities.

(k) Amortization of goodwill arising from the merger computed on a straight line basis over 40 years.

(l)   Income tax effects of pro forma adjustments.